SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 27, 1998


                    Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



      Delaware                          333-26073              52-1779791
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
       of Incorporation)               File Number)          Identification No.)


  919 18th Street, N.W.                                        20006
    Washington, D.C.                                        (Zip Code)
  (Address of Principal
   Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.9 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 5/28/97, Series 7/30/97, Series 9/24/97, Series
                              11/26/97,  Series 12/4/97,  Series 1/28/98, Series
                              3/25/98,   Series   5/27/98  and  Series   6/24/98
                              Statement to Certificateholders, dated 7/27/98.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:/s/ Christopher Dunn
                                        Name:  Christopher Dunn
                                        Title: Vice President




Dated:  July 21, 1998

                                  EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.9                          Statement to Certificateholders